September 28, 2017

ULTIMUS MANAGERS TRUST

KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Supplement to Prospectus and Statement of Additional Information,
each dated March 27, 2017

Important Notice Regarding Change in Investment Policy

This supplement updates certain information in the Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of the Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI free of change, please contact the Fund at 1-800-6659778.

Notice is hereby given that, effective November 28, 2017 (the “Effective Date”), the Fund will change its name to “Kempner Multi-Cap Deep Value Fund” and remove the following principal investment policy: “Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.” Therefore on and after the Effective Date the Fund will no longer be required to meet the 80% investment policy.

Investors Should Retain this Supplement for Future Reference